                                                                    EXHIBIT 99.1


                  [NORTHERN BORDER PARTNERS, L.P. LETTERHEAD]


NORTHERN BORDER PARTNERS REPORTS
SECOND QUARTER RESULTS

FOR IMMEDIATE RELEASE:  Thursday, July 24, 2003

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) reports second quarter 2003 net income of $32.1 million or $0.66 per unit compared to $30.1 million or $0.67 per unit in the second quarter 2002. Year-to-date net income for 2003 was $64.7 million or $1.35 per unit as compared to the first six months of 2002 net income of $58.1 million or $1.28 per unit. Earnings before interest, taxes, depreciation and amortization (EBITDA) increased from $83.1 million in the second quarter of 2002 to $85.3 million in the second quarter 2003. Year-to-date 2003 EBITDA was $172.1 million compared to $162.1 million for the same period one year ago.

         Year-to-date 2003 net income reflects a charge of approximately $600,000 or $0.01 per unit for the cumulative effect of the Partnership's required implementation of Statement of Financial Accounting Standards (SFAS) No. 143 "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record on a present value basis a liability for asset retirement obligations, if the liability can be reasonably estimated.

         Results for the quarter include an after-tax gain of $4.9 million, or $0.10 per unit, reported in Discontinued Operations. The gain relates to the June sale of the Gladys and Mazeppa processing plants located in Alberta, Canada for $40.0 million.

         The average units outstanding for the quarter increased by 3.3 million units compared to the same period in 2002. Since the beginning of the year, Northern Border Partners has issued approximately $102 million of new equity to fund recent acquisitions and position the company for future growth.

         Delivered volumes for the Partnership's interstate natural gas pipelines segment increased during second quarter 2003 to 276 billion cubic feet
(Bcf) from 231 Bcf for the second quarter of 2002 primarily due to the acquisition of Viking Gas Transmission early this year. Total gathering volumes increased to 1,111 million cubic feet per day (MMcf/d) during the second quarter 2003 compared to 1,047 MMcf/d for the second quarter 2002. However, volumes on the Partnership's wholly-owned gathering systems in the Powder River Basin decreased from 244 MMcf/d in second quarter 2002 to 212 MMcf/d in the second quarter 2003. Processing volumes from the Partnership's continuing operations were 52 MMcf/d for the second quarter of 2003 compared to 56 MMcf/d for the second quarter 2002.

         "Entering 2003, Northern Border Partners focused on two challenges. The first, the recontracting effort on Northern Border Pipeline, has been successfully completed. The second is the drilling activity in the Powder River Basin, which has not escalated as we had anticipated. Though the Environmental Impact Statement has been issued drilling permits continue to lag," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "We continue to believe that the Powder River Basin is a critical supply source and that its further development will be necessary to meet the energy needs of the United States."

         The Partnership indicated that for the full year 2003, with the inclusion of the second quarter gain, it expects earnings per unit toward the high end of the previously announced range of $2.55 to $2.65 per unit.

         On July 21, 2003, the Partnership Policy Committee declared the Partnership's quarterly cash distribution of $0.80 per unit for the second quarter of 2003. The indicated annual rate is $3.20. The distribution is payable August 14, 2003 to unitholders of record July 31, 2003.

         Northern Border Partners will host a conference call to review second quarter 2003 results on Friday, July 25, at 11:00 a.m. Eastern time. Interested parties may listen via the Internet live or on a replay basis through the Partnership's website at http://www.northernborderpartners.com.

         A replay of the call will be available through August 1, 2003 by dialing, toll free in the United States and Canada, 800-405-2236 and entering passcode 544419. The call will also be archived through October 15, 2003 on Northern Border Partners' website.

         The Partnership has disclosed EBITDA amounts in this press release. These amounts are non-GAAP financial measures. Management believes EBITDA provides useful information to investors as a measure of comparability to peer companies. However, EBITDA calculations may vary slightly from company to company, so the Partnership's computation of EBITDA may not be comparable to other companies. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. A reconciliation of EBITDA to our net income and cash flows from operating activities is included in the financial information included in this release. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its inter-company cash management activity.

         Northern Border Partners, L.P. owns a 70 percent general partner interest in Northern Border Pipeline Company. Additionally, the Partnership owns Midwestern Gas Transmission Company; Viking Gas Transmission Company; a one-third interest in Guardian Pipeline, L.L.C.; has gathering systems and processing plants in the Powder River, Wind River and Williston Basins in the United States; has an interest in a gathering system in central Alberta, Canada; and transports coal-water slurry via a pipeline in the southwestern U.S. Northern Border Partners, L.P. information may be found at http://www.northernborderpartners.com.


This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Powder River, Wind River, Williston and Western Canadian Sedimentary Basins; regulatory actions and receipt of expected regulatory clearances; competitive conditions in the overall natural gas and electricity markets; our ability to market pipeline capacity on favorable terms; performance of contractual obligations by the shippers; prices of natural gas and natural gas liquids; developments in the voluntary petition for bankruptcy including Enron's announced intention to form CrossCountry Energy, of which Northern Plains and Pan Border would be a part; potential regulation under Public Utilities Holding Company Act; and conditions in the capital markets and our ability to access the capital markets.


                                      ####

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                               SECOND QUARTER               YEAR TO DATE
                                                                           ----------------------      ----------------------
                                                                             2003          2002          2003          2002
                                                                           --------      --------      --------      --------
Operating Revenue                                                          $  134.4      $  121.3      $  272.5      $  237.3
Income From Continuing Operations                                          $   27.7      $   30.1      $   60.9      $   57.6
Net Income                                                                 $   32.1      $   30.1      $   64.7      $   58.1
Per Unit Income From Continuing Operations                                 $   0.56      $   0.67      $   1.26      $   1.27
Per Unit Net Income                                                        $   0.66      $   0.67      $   1.35      $   1.28
Cash Flows From Operating Activities                                       $   37.6      $   49.1      $   94.3      $  105.7
EBITDA (1)                                                                 $   85.3      $   83.1      $  172.1      $  162.1

                        CONSOLIDATED STATEMENT OF INCOME
              (Unaudited: In Millions Except Net Income Per Unit)

                                                                               SECOND QUARTER               YEAR TO DATE
                                                                           ----------------------      ----------------------
                                                                             2003          2002          2003          2002
                                                                           --------      --------      --------      --------
Operating Revenue                                                          $  134.4      $  121.3      $  272.5      $  237.3
                                                                           --------      --------      --------      --------
Operating Expenses
         Product Purchases                                                     19.2          12.0          40.3          22.7
         Operations and Maintenance                                            30.1          23.0          58.5          46.8
         Depreciation and Amortization                                         19.5          18.4          39.5          36.6
         Taxes Other Than Income                                                8.7           7.3          18.3          14.7
                                                                           --------      --------      --------      --------
         Total Operating Expenses                                              77.5          60.7         156.6         120.8
                                                                           --------      --------      --------      --------

Operating Income                                                               56.9          60.6         115.9         116.5

Interest Expense, Net                                                         (20.5)        (21.9)        (41.0)        (42.9)
Other Income (Expense)                                                         (1.8)         (0.3)         (3.7)          0.4
Equity Earnings from Investments                                                4.4           3.3          12.0           6.5
Minority Interest                                                             (11.3)        (11.6)        (22.3)        (22.9)
                                                                           --------      --------      --------      --------

Income From Continuing Operations                                              27.7          30.1          60.9          57.6
Discontinued Operations                                                         4.4           0.0           4.4           0.5
Cumulative Effect of Change in Accounting Principle, net of tax                 0.0           0.0          (0.6)          0.0
                                                                           --------      --------      --------      --------
Net Income                                                                 $   32.1      $   30.1      $   64.7      $   58.1
                                                                           ========      ========      ========      ========

Per Unit Income From Continuing Operations                                 $   0.56      $   0.67      $   1.26      $   1.27
                                                                           ========      ========      ========      ========

Per Unit Net Income                                                        $   0.66      $   0.67      $   1.35      $   1.28
                                                                           ========      ========      ========      ========

Average Units Outstanding                                                      44.9          41.6          44.3          41.6
                                                                           ========      ========      ========      ========
RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                 $   85.3      $   83.1      $  172.1      $  162.1
         Minority Interest                                                    (11.3)        (11.6)        (22.3)        (22.9)
         Interest Expense, Net                                                (20.5)        (21.9)        (41.0)        (42.9)
         Depreciation and Amortization                                        (19.9)        (18.7)        (40.2)        (37.2)
         Income taxes (included in Other Income (Expense) and
              Discontinued Operations)                                         (1.5)         (0.8)         (3.4)         (1.1)
         Equity AFUDC (included in Other Income (Expense))                      0.0           0.0           0.1           0.1
         Cumulative Effect of Change in Accounting Principle, net of tax        0.0           0.0          (0.6)          0.0
                                                                           --------      --------      --------      --------
Net Income                                                                 $   32.1      $   30.1      $   64.7      $   58.1
                                                                           ========      ========      ========      ========

RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA (1)                                                                 $   85.3      $   83.1      $  172.1      $  162.1
         Interest Expense, Net                                                (20.5)        (21.9)        (41.0)        (42.9)
         Changes in Current Assets and Liabilities                            (22.6)         (9.4)        (20.8)        (10.4)
         Equity Earnings from Investments                                      (4.4)         (3.3)        (12.0)         (6.5)
         Distributions Received from Equity Investments                         5.1           2.9          12.3           5.8
         Changes in Reserves and Deferred Credits                               0.8          (0.5)         (7.9)          0.6
         Gain on Sale of Assets                                                (4.9)          0.0          (4.9)          0.0
         Other                                                                 (1.2)         (1.8)         (3.5)         (3.0)
                                                                           --------      --------      --------      --------
Cash Flows From Operating Activities                                       $   37.6      $   49.1      $   94.3      $  105.7
                                                                           ========      ========      ========      ========

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)

                                                                                                            JUNE 30,   DECEMBER 31,
                                                                                                              2003         2002
                                                                                                            --------   ------------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                                                   $2,002.6     $1,853.8
         Natural Gas Gathering and Processing                                                                  782.6        823.9
         Coal Slurry Pipeline                                                                                   21.9         20.4
         Other (assets not allocated to segments)                                                               21.5         27.4
                                                                                                            --------     --------
              Total consolidated assets                                                                     $2,828.6     $2,725.5
                                                                                                            ========     ========

Consolidated capitalization:
         Long-term debt, including current maturities                                                       $1,441.4     $1,403.7
         Partners' capital                                                                                   1,028.3        936.5
         Minority interests in partners' equity                                                                242.7        243.0
         Accumulated other comprehensive income                                                                  4.1          7.5
                                                                                                            --------     --------
             Total capitalization                                                                            2,716.5      2,590.7

Consolidated other current liabilities and reserves and deferred credits                                       112.1        134.8
                                                                                                            --------     --------

             Total liabilities and capitalization                                                           $2,828.6     $2,725.5
                                                                                                            ========     ========

                                                                                      SECOND QUARTER             YEAR TO DATE
                                                                                    2003         2002         2003         2002
                                                                                  --------     --------     --------     --------
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS (2)
         Maintenance -
             Interstate Natural Gas Pipelines                                     $    1.9     $    1.7     $    3.7     $    4.0
             Natural Gas Gathering and Processing                                      0.8          0.6          1.4          1.6
             Coal Slurry Pipeline                                                      0.9          0.1          1.4          0.4
                                                                                  --------     --------     --------     --------
                                                                                       3.6          2.4          6.5          6.0
                                                                                  --------     --------     --------     --------
         Growth -
             Interstate Natural Gas Pipelines                                          1.0          0.4        122.0          1.5
             Natural Gas Gathering and Processing                                      1.6          6.3          2.9         22.7
             Coal Slurry Pipeline                                                      0.0          0.0          0.0          0.0
                                                                                  --------     --------     --------     --------
                                                                                       2.6          6.7        124.9         24.2
                                                                                  --------     --------     --------     --------
         Total                                                                    $    6.2     $    9.1     $  131.4     $   30.2
                                                                                  ========     ========     ========     ========


(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
     (g) equity AFUDC.

(2) Interstate Natural Gas Pipelines' capital expenditures reflect the Partnership's 70% ownership of Northern Border Pipeline. Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                           SECOND QUARTER                   YEAR TO DATE
                                                                     --------------------------      --------------------------
                                                                        2003            2002            2003            2002
                                                                     ----------      ----------      ----------      ----------
INTERSTATE NATURAL GAS PIPELINES SEGMENT

Operating Results:
         Gas Delivered (MMcf)                                           275,716         231,467         555,889         457,757
         Average Throughput (MMcf/d)                                      3,101           2,614           3,205           2,597

Financial Results  (In Millions):
Operating Revenue                                                    $     93.1      $     84.6      $    185.6      $    166.8
                                                                     ----------      ----------      ----------      ----------
Operating Expenses
         Operations and Maintenance                                        14.9             8.8            28.0            17.1
         Depreciation and Amortization                                     16.0            15.0            32.5            30.1
         Taxes Other Than Income                                            7.8             6.6            16.4            13.3
                                                                     ----------      ----------      ----------      ----------
         Total Operating Expenses                                          38.7            30.4            76.9            60.5
                                                                     ----------      ----------      ----------      ----------

Operating Income                                                           54.4            54.2           108.7           106.3

Interest Expense, Net                                                     (12.3)          (13.8)          (24.8)          (26.8)
Other Income (Expense)                                                     (1.8)            0.1            (3.1)            0.8
Equity Earnings from Investments                                            0.5             0.0             0.9             0.0
                                                                     ----------      ----------      ----------      ----------

Net Income                                                                 40.8            40.5            81.7            80.3
Net income to Minority Interest                                           (11.3)          (11.6)          (22.3)          (22.9)
                                                                     ----------      ----------      ----------      ----------

Net Income to Northern Border Partners                               $     29.5      $     28.9      $     59.4      $     57.4
                                                                     ==========      ==========      ==========      ==========

EBITDA (1)                                                           $     71.0      $     69.5      $    142.4      $    137.4
                                                                     ==========      ==========      ==========      ==========
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                                  $     22.7      $     28.6      $     51.9      $     56.0
   Paid to Minority Interest                                         $      9.7      $     12.2      $     22.3      $     24.0
                                                                     ----------      ----------      ----------      ----------
         Total Distributions                                         $     32.4      $     40.8      $     74.2      $     80.0
                                                                     ==========      ==========      ==========      ==========

Note: Beginning in January 2003, the Interstate Natural Gas Pipelines segment information includes the operating results for Viking Gas Transmission


RECONCILIATION OF EBITDA (1) TO NET INCOME
EBITDA (1)                                                           $     71.0      $     69.5      $    142.4      $    137.4
         Minority Interest                                                (11.3)          (11.6)          (22.3)          (22.9)
         Interest Expense, Net                                            (12.3)          (13.8)          (24.8)          (26.8)
         Depreciation and Amortization                                    (16.0)          (15.0)          (32.5)          (30.1)
         Income taxes (included in Other Income (Expense))                 (1.9)           (0.2)           (3.5)           (0.3)
         Equity AFUDC (included in Other Income (Expense))                  0.0             0.0             0.1             0.1
                                                                     ----------      ----------      ----------      ----------
Net Income                                                           $     29.5      $     28.9      $     59.4      $     57.4
                                                                     ==========      ==========      ==========      ==========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                 SECOND QUARTER               YEAR TO DATE
                                                                             ----------------------      ----------------------
                                                                               2003          2002          2003          2002
                                                                             --------      --------      --------      --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results:
         Volumes (MMcf/d):
              Gathering                                                         1,111         1,047         1,132         1,021
              Processing                                                           52            56            51            55

Financial Results  (In Millions):
Operating Revenue                                                            $   36.2      $   31.3      $   76.4      $   59.8
                                                                             --------      --------      --------      --------
Operating Expenses
         Product Purchases                                                       19.2          12.0          40.3          22.7
         Operations and Maintenance                                               9.9           9.2          20.0          18.9
         Depreciation and Amortization                                            3.1           3.0           6.2           5.7
         Taxes Other Than Income                                                  0.7           0.6           1.5           1.1
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                                32.9          24.8          68.0          48.4
                                                                             --------      --------      --------      --------

Operating Income                                                                  3.3           6.5           8.4          11.4

Interest Expense, Net                                                            (0.2)         (0.2)         (0.3)         (0.4)
Other Income (Expense)                                                            0.0           0.0           0.0           0.0
Equity Earnings from Investments                                                  3.9           3.3          11.1           6.5
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                                 7.0           9.6          19.2          17.5
Discontinued Operations                                                           4.4           0.0           4.4           0.5
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $   11.4      $    9.6      $   23.4      $   18.0
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $   14.4      $   13.4      $   30.2      $   25.1
                                                                             ========      ========      ========      ========

Distributions Received from Equity Investments                               $    5.1      $    2.9      $   12.3      $    5.8
                                                                             ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                   $   14.4      $   13.4      $   30.2      $   25.1
         Interest Expense, Net                                                   (0.2)         (0.2)         (0.3)         (0.4)
         Depreciation and Amortization                                           (3.5)         (3.3)         (6.9)         (6.3)
         Income taxes (included in Other Income (Expense) and
              Discontinued Operations)                                            0.7          (0.3)          0.6          (0.4)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.2)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $   11.4      $    9.6      $   23.4      $   18.0
                                                                             ========      ========      ========      ========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                 SECOND QUARTER               YEAR TO DATE
                                                                             ----------------------      ----------------------
                                                                               2003          2002          2003          2002
                                                                             --------      --------      --------      --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                                      728         1,089         1,857         2,038


Financial Results  (In Millions):
Operating Revenue                                                            $    5.1      $    5.4      $   10.5      $   10.7
                                                                             --------      --------      --------      --------
Operating Expenses
         Operations and Maintenance                                               3.5           3.3           7.1           7.6
         Depreciation and Amortization                                            0.4           0.4           0.8           0.8
         Taxes Other Than Income                                                  0.2           0.1           0.4           0.3
                                                                             --------      --------      --------      --------
         Total Operating Expenses                                                 4.1           3.8           8.3           8.7
                                                                             --------      --------      --------      --------

Operating Income                                                                  1.0           1.6           2.2           2.0

Other Expense                                                                    (0.3)         (0.3)         (0.5)         (0.4)
                                                                             --------      --------      --------      --------

Income From Continuing Operations                                                 0.7           1.3           1.7           1.6
Cumulative Effect of Change in Accounting Principle, net of tax                   0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    0.7      $    1.3      $    1.3      $    1.6
                                                                             ========      ========      ========      ========

EBITDA (1)                                                                   $    1.4      $    2.0      $    3.0      $    2.8
                                                                             ========      ========      ========      ========


RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                   $    1.4      $    2.0      $    3.0      $    2.8
         Depreciation and Amortization                                           (0.4)         (0.4)         (0.8)         (0.8)
         Income taxes (included in Other Expense)                                (0.3)         (0.3)         (0.5)         (0.4)
         Cumulative Effect of Change in Accounting Principle, net of tax          0.0           0.0          (0.4)          0.0
                                                                             --------      --------      --------      --------
Net Income                                                                   $    0.7      $    1.3      $    1.3      $    1.6
                                                                             ========      ========      ========      ========